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                                                                 EXHIBIT 10.12.4

                        LEAP WIRELESS INTERNATIONAL, INC.

                       2004 STOCK OPTION, RESTRICTED STOCK
                          AND DEFERRED STOCK UNIT PLAN

                   STOCK OPTION GRANT NOTICE AND NON-QUALIFIED
               STOCK OPTION AGREEMENT (FOR NON-EMPLOYEE DIRECTORS)

      Leap Wireless International, Inc. (the "COMPANY"), pursuant to its 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN"), hereby grants to the holder listed below ("HOLDER"), an option to purchase the number of shares of the Company's Common Stock set forth below (the "OPTION"). This Option is subject to all of the terms and conditions as set forth herein and in the Non-Qualified Stock Option Agreement attached hereto as Exhibit A (the "STOCK OPTION AGREEMENT") and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Stock Option Agreement.

HOLDER:                         _________________________________

GRANT DATE:                     _________________________________

EXERCISE PRICE PER SHARE:       $___________ per share

TOTAL NUMBER OF SHARES SUBJECT
TO THE OPTION:                  [_____]

EXPIRATION DATE:                _________________________________

TYPE OF OPTION:                 This Option is a Non-Qualified Stock Option and
                                is not an incentive stock option within the meaning of Section 422 of the Code.

VESTING SCHEDULE:               The shares of Common Stock subject to the Option
                                (rounded down to the next whole number of shares) shall vest and become exercisable on the dates and in the increments indicated in the vesting provisions set forth in subsection (_) of Section 1 of Exhibit B to this Grant Notice, and as otherwise provided in Section 2 of Exhibit B.

      By his or her signature and the Company's signature below, Holder agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. Holder has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Option.

LEAP WIRELESS INTERNATIONAL, INC.           HOLDER

By: ________________________________        By: ________________________________
Print Name: ________________________        Print Name: ________________________
Title: _____________________________        Address: ___________________________
Address: 10307 Pacific Center Court                  ___________________________
         San Diego, California 92121                 ___________________________

Stock Option Grant Notice to Non-Employee Directors

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                                    EXHIBIT A

                          TO STOCK OPTION GRANT NOTICE

                      NON-QUALIFIED STOCK OPTION AGREEMENT

      Pursuant to the Stock Option Grant Notice ("GRANT NOTICE") to which this Non-Qualified Stock Option Agreement (this "AGREEMENT") is attached, Leap Wireless International, Inc. (the "COMPANY") has granted to Holder an option under the Company's 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN") to purchase the number of shares of Common Stock indicated in the Grant Notice.

                                   ARTICLE I

                                    GENERAL

      1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

      1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference.

                                   ARTICLE II

                                 GRANT OF OPTION

      2.1 Grant of Option. In consideration of Holder's past and/or continued employment with or service to the Company or its Subsidiaries and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the "GRANT DATE"), the Company irrevocably grants to Holder the Option to purchase any part or all of an aggregate of the number of shares of Common Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement. The Option shall be a Non-Qualified Stock Option and shall not be an incentive stock option within the meaning of Section 422 of the Code.

      2.2 Purchase Price. The purchase price of the shares of Common Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge.

                                  ARTICLE III

                            PERIOD OF EXERCISABILITY

      3.1   Commencement of Exercisability.

            (a) Subject to Sections 3.3 and 5.8, the Option shall become vested and exercisable on the dates and in the increments indicated in the vesting provisions set forth in the applicable subsection of Section 1 of Exhibit B to the Grant Notice (as indicated in the Grant Notice), and as otherwise provided in Section 2 of Exhibit B to the Grant Notice.

Exhibits to Grant Notice to Non-Employee Directors

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            (b)   No portion of the Option which has not become vested and
exercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become vested and exercisable, except as may be otherwise provided by the Administrator or as set forth in a written agreement between the Company and Holder.

      3.2 Duration of Exercisability. The increments provided for in the vesting provisions set forth in the applicable subsection of Section 1 of Exhibit B to the Grant Notice (as indicated in the Grant Notice) are cumulative. Each such increment which becomes vested and exercisable pursuant to such vesting provisions shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

      3.3   Expiration of Option.

            (a) The Option may not be exercised to any extent by anyone after the first to occur of the following events:

                  (i)   The expiration of ten (10) years from the Grant Date; or

                  (ii) The expiration of ninety (90) days following the date of Holder's Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, unless such termination occurs by reason of Holder's death or Disability (as defined below); or

                  (iii) The expiration of one (1) year following the date of Holder's Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, by reason of Holder's death or Disability.

            (b) For purposes of this Agreement, "Disability" means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                                   ARTICLE IV

                               EXERCISE OF OPTION

      4.1 Person Eligible to Exercise. Except as provided in Sections 5.2(b) and 5.2(c), during the lifetime of Holder, only Holder may exercise the Option or any portion thereof. After the death of Holder, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under
Section 3.3, be exercised by Holder's personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

      4.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

      4.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary's office of all of

Exhibits to Grant Notice to Non-Employee Directors

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the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

            (a) An Exercise Notice in writing signed by Holder or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator. Such notice shall be substantially in the form attached as Exhibit C to the Grant Notice (or such other form as is prescribed by the Administrator); and

            (b)   Subject to Section 6.2(d) of the Plan:

                  (i) Full payment (in cash or by check) for the shares with respect to which the Option or portion thereof is exercised; or

                  (ii) With the consent of the Administrator, such payment may be made, in whole or in part, through the delivery of shares of Common Stock which have been owned by Holder for at least six (6) months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

                  (iii) To the extent permitted under applicable laws, through the delivery of a notice that Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is made to the Company upon settlement of such sale; or

                  (iv) With the consent of the Administrator, any combination of the consideration provided in the foregoing paragraphs (i), (ii) and (iii); and

            (c) A bona fide written representation and agreement, in such form as is prescribed by the Administrator, signed by Holder or the other person then entitled to exercise such Option or portion thereof, stating that the shares of Common Stock are being acquired for Holder's own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that Holder or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing Common Stock issued on exercise of the Option shall bear an appropriate legend referring to the

Exhibits to Grant Notice to Non-Employee Directors

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provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

            (d) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by Holder to pay for such shares under Section 4.3(b), subject to Section 10.4 of the Plan; and

            (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than Holder, appropriate proof of the right of such person or persons to exercise the Option.

      4.4 Conditions to Issuance of Stock Certificates. The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges on which such Common Stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience; and

            (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which may be in the form of consideration used by the Holder to pay for such shares under Section 4.3(b), subject to Section 10.4 of the Plan.

      4.5 Rights as Stockholder. Holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until such shares shall have been issued by the Company to such holder.

Exhibits to Grant Notice to Non-Employee Directors

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                                   ARTICLE V

                                OTHER PROVISIONS

      5.1 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Holder, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

      5.2   Option Not Transferable.

            (a) Subject to Section 5.2(b), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until the shares underlying the Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

            (b) Notwithstanding any other provision in this Agreement, with the consent of the Administrator and to the extent the Option is not intended to qualify as an Incentive Stock Option, the Option may be transferred to one or more Permitted Transferees, subject to the terms and conditions set forth in
Section 10.1 of the Plan.

            (c) Unless transferred to a Permitted Transferee in accordance with Section 5.2(b), during the lifetime of Holder, only Holder may exercise the Option or any portion thereof unless it has been disposed of pursuant to a DRO. After the death of Holder, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Holder's personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

      5.3   Restrictive Legends and Stop-Transfer Orders.

            (a) The share certificate or certificates evidencing the shares of Common Stock purchased hereunder shall be endorsed with any legends that may be required by state or federal securities laws.

            (b) Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer

Exhibits to Grant Notice to Non-Employee Directors

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agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) The Company shall not be required: (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

      5.4 Shares to Be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

      5.5 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to Holder shall be addressed to Holder at the address given beneath Holder's signature on the Grant Notice. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Holder shall, if Holder is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.5. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

      5.6 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

      5.7 Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware without regard to conflicts of laws thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      5.8 Conformity to Securities Laws. Holder acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      5.9 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Holder or such other person as may be permitted to exercise the Option pursuant to Section 4.1 and by a duly authorized representative of the Company.

Exhibits to Grant Notice to Non-Employee Directors

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      5.10  No Employment Rights. If Holder becomes an Employee, nothing in the
Plan or this Agreement shall confer upon Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are expressly reserved, to discharge Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and Holder.

      5.11 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

Exhibits to Grant Notice to Non-Employee Directors

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                                    EXHIBIT B

                          TO STOCK OPTION GRANT NOTICE

                      VESTING AND EXERCISABILITY PROVISIONS

      Capitalized terms used in this Exhibit B and not defined below shall have the meanings given them in the Grant Notice and the Stock Option Agreement.

      1. Time-Based Vesting. Subject to any accelerated vesting and exercisability pursuant to Section 2 below, the shares of Common Stock subject to the Option shall vest and become exercisable according to the vesting provisions set forth in one of the following alternative subsections, with the subsection applicable to the Option indicated in the Grant Notice:

            (a) The shares of Common Stock subject to the Option shall be vested and fully exercisable in their entirety on the Grant Date; OR

            (b) One-third of the shares of Common Stock subject to the Option shall be vested and fully exercisable on the Grant Date, one-third of the shares of Common Stock subject to the Option shall vest and become exercisable on January 1, 2006 if Holder is an Employee, Director or Consultant on that date, and one-third of the shares of Common Stock subject to the Option shall vest and become exercisable on January 1, 2007 if Holder is an Employee, Director or Consultant on that date; OR

            (c) One-third of the shares of Common Stock subject to the Option shall vest and become exercisable on January 1, 2006 if Holder is an Employee, Director or Consultant on that date, one-third of the shares of Common Stock subject to the Option shall vest and become exercisable on January 1, 2007 if Holder is an Employee, Director or Consultant on that date, and one-third of the shares of Common Stock subject to the Option shall vest and become exercisable on January 1, 2008 if Holder is an Employee, Director or Consultant on that date.

      2. Change in Control Accelerated Vesting. In the event of a Change in Control, if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, the unvested shares of Common Stock subject to the Option shall then vest and become fully exercisable in their entirety.

      3. Limit on Vesting. In no event will the Option become vested and/or exercisable for more than 100% of the shares of Common Stock subject to the Option pursuant to the provisions of this Exhibit B.

Exhibits to Grant Notice to Non-Employee Directors

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                                    EXHIBIT C

                          TO STOCK OPTION GRANT NOTICE

                             FORM OF EXERCISE NOTICE

Effective as of today,______________ , _____________ the undersigned ("HOLDER") hereby elects to exercise Holder's option to purchase _____________ shares of the Common Stock (the "SHARES") of Leap Wireless International, Inc. (the "COMPANY") under and pursuant to the Leap Wireless International, Inc. 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "Plan") and the Stock Option Grant Notice and Non-Qualified Stock Option Agreement (For Non-Employee Directors) dated , (the "OPTION AGREEMENT"). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

GRANT DATE:                           ___________________________

NUMBER OF SHARES AS TO WHICH OPTION
  IS EXERCISED:                       _____________________________________

EXERCISE PRICE PER SHARE:             $____________

TOTAL EXERCISE PRICE:                 $____________

CERTIFICATE TO BE ISSUED IN NAME OF:  _____________________________________

CASH PAYMENT DELIVERED HEREWITH:      $______________ (Representing the full
                                      Exercise Price for the Shares, as well as any applicable withholding tax)

TYPE OF OPTION:         The Option is a Non-Qualified Stock Option and is not an
                        incentive stock option within the meaning of Section 422 of the Code.

      1. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement. Holder agrees to abide by and be bound by their terms and conditions.

      2. Rights as Stockholder. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 10.3 of the Plan.

      3. Tax Consultation. Holder understands that there are tax consequences to Holder as a result of Holder's purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

      4. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire

Exhibits to Grant Notice to Non-Employee Directors

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agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof.

ACCEPTED BY:                               SUBMITTED BY
LEAP WIRELESS INTERNATIONAL, INC.          HOLDER:

By:_________________________________       By:_________________________________
Print Name:__________________________      Print Name: _________________________
Title:_______________________________      Address:_____________________________

Exhibits to Grant Notice to Non-Employee Directors

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